Exhibit 4.22

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

Addendum No. 2

dated October 4th , 2013

WHEREAS, BRETON S.p.A. ("Supplier") and CAESARSTONE SDOT-YAM LTD. ("Buyer") had entered into a purchase agreement Nr. IS-110/12 dated of October 18, 2012 (the "Main Agreement"); and

WHEREAS, Buyer wishes to purchase from Supplier additional calibration and ancillary machinery as further described herein, and Supplier is willing to sell such machinery to Buyer; and

WHEREAS, the parties wish to apply the terms and conditions of the Main Agreement on the additional calibration and ancillary machinery, with essential changes and subject to the terms and conditions of this Addendum and to make additional changes to the Main Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

1.	Geneal.

1.1.	The preamble of this Addendum and its exhibits constitute an integral part thereof.

1.2.	Capitalized terms used but not defined herein shall have the meanings given to them in the Main Agreement.

1.3.	Except for the changes and additions stated herein, the terms and conditions of the Main Agreement shall apply, mutatis mutandis, on the Machinery (as defined below).

1.4.	The Machinery and the Machinery as defined in Addendum No. 1 shall be deemed as included in the definition of the Bar-Lev Plant under the Main Agreement.

1.5.	In any case of a contradiction between the provisions of this Addendum and the provisions of the Main Agreement with respect to the Machinery, the provisions of this Addendum shall prevail.

1.6.
All terms included in this Addendum, including but not limited to the definitions herein, shall apply only to the Machinery as defined in Section 1.8.3 herein and shall not change or deem to change the terms of the Main Agreement or the terms of Addendum No. 1 with respect to the Bar Lev Plant, the USA Plant, the Tiles Cutting Line or the Biolenic Equipment or the Xolar Machinery (as defined therin).

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

1.7.	For the avoidance of doubt, the Main Agreement and Addendum No. 1 shall remain valid and binding between the parties, according to their terms.

1.8.	Definitions:

1.8.1.	The "Effective Date of this Addendum" – the first date written above.

1.8.2.	The "Guaranteed Performance Test Figures" – the performances figures guaranteed by the Supplier, as specified in this Addendum.

1.8.3.
The "Machinery" – the calibration and ancillary machinery and Services, as further detailed in Exhibit I herein, including without limitation all components therein and all related deliverables, and any and all documentation, technical manuals and instructions provided in connection thereto.

1.8.4.
 The "Services" – all the related services with respect to the Machinery as specified in this Addendum and the Main Agreement, including without limitation, design services, installation, startup, testing, support, maintenance and training.

1.8.5.	The "Spare Parts" – the spare parts specified in Exhibit II which shall be added to this Addendum.

1.8.6.	The "Specifications" - all the technical specifications specified in sections A and B of Exhibit I of this Addendum.

2.	The Scope of Supply.

2.1.	Buyer shall purchase from Supplier and Supplier shall sell and provide Buyer the Machinery, Spare Parts and the Services, in accordance with the terms and condition of this Addendum.

2.2.
Supplier obligates and warrants that the Machinery shall meet the Specification and the Guaranteed Performance Test Figures specified in Section C of Exhibit I of addendum No.1 dated July 4th 2013, commencing from the Completion of Cold Test, on a constant basis, without interruptions.

2.3.
The Guaranteed Performance Test Figures of Bar-Lev Plant shall be amended so it shall also include the figures set forth in Exhibit IV of the Main Agreement with respect to the USA Plant Processing line.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

2.4.
Spare Parts. It is agreed that at the time of supply of the Machinery under this Addendum, the Supplier shall supply to the Buyer the Spare Parts, in accordance with the specifications, price, payment terms and other relevant terms as shall be determined by both parties and set forth in Exhibit II. In order for the Seller to supply the Spare Parts with the Machinery, Exhibit II needs to be signed within November 30 2013, by both parties hereto and attached to this Addendum; Supplier shall send Buyer the list if suggested Spare Parts with relevant prices within November 15, 2013.

3.	Purchase Price and Payment Terms.

3.1.
As the sole and entire consideration for the purchase of the Machinery and the provision of the Services, including without limitation, the Warranty and all Supplier's undertakings under this Addendum, Buyer shall pay Supplier the amount of [***] ([***])  euro (the “Purchase Price”), in accordance with the payment terms set forth  herein.

3.2.
The Machinery will be delivered to Buyer according to CFR (incoterms 2010) to Haifa Port. The Purchase Price includes also an amount of Euro [***] ([***]) for the estimated transportation costs from Breton to Haifa port (CFR (Incoterms 2010)) (the "Estimated Transport Cost").; After all the Machinery will be delivered from Supplier, Supplier shall inform Buyer about the final transportation total costs it paid (the "Actual Transport Cost"). The difference between the Actual Transport Cost and the Estimated Transport Cost (calculated only by the relevant invoices received by Supplier and sent to Buyer) shall be balanced either by Buyer or by Supplier by bank transfer within 40 calendar days of Seller's notice. Seller undertakes to ship the Machinery using a forwarder that will include direct shipping and shortest time table shipping services.

4.	Schedule of Deliveries. Supplier shall meet the schedules set forth herein.

4.1.	The Machinery and the Spare Parts shall be ready for delivery by the Supplier to the entrusted Forwarding Agent by March 14, 2014 (Machinery and Equipment Delivery Date).

4.2.	Completion of Cold Test: within three calendar weeks after the Machinery have reached the Site.

4.3.
Date of Plant Delivery Completion: within two calendar weeks following the completion of the above Cold Test; that is until  May 5th 2014 considering that all Machineries are available on Site by  March 31, 2014.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

4.4.	Notwithstanding Section 6.1(b) of the Main Agreement, Supplier shall provide the technical documentation within the following time frames:

4.4.1.
    The Layouts specified in Sections 6.1(b)(1)-(2) will be delivered by Supplier to Buyerwithin 14 calendar days following the Effective Date of this Addendum.

The Layouts specified in Sections 6.1(b)(3)-(4) will be delivered by Supplier to Buyerwithin 30 calendar days following the Buyer’s approval of the general layout as per Section 6.1(b)(1).

4.4.2.
    The spare parts catalog and a List of recommended spare parts which will include the prices of each spare part, will be delivered by Supplier to Buyerwithin 15/11/2013. Supplier shall provide the spare parts catalog, in two hard copies, in English, and one copy on magnetic media.

4.4.3.	The Operation and maintenance handbooks of machines and equipment and relevant electric diagrams and spare parts will be supplied by the Supplier with the Machinery.

No penalties, as per article 6.3 of the Main Agreement, will be applied to this supply for any delays on either delivery of equipment or “Completion of Cold Test” or  “Plant Delivery Completion”.  –

5.	Payment Terms

5.1.	The Purchase Price will be paid by the Buyer as follows:

5.1.1.
    [***]%   of the Purchase Price will be paid as down payment, against Buyer's receipt from Supplier of an invoice and a bank guarantee by a first class Italian bank of the same amount for the reimbursement of the said payment (the "Advance Payment");

The bank guarantee shall be in the form as per specimen of Exhibit XI of the Main Agreement.

5.1.2.
    [***]%   of the Purchase Price  will be paid through an irrevocable Letter of Credit, which shall be issued by Buyer's Israeli bank (Bank Mizrachi or Bank Leumi), within [***] calendar days from the Effective Date, upon the receipt by Buyer from Seller of the Performance Bond (as defined in the Main Agreement), and will be payable as follows:

5.1.2.1.
    [***]%        of the Purchase Price  will be payable [***] ([***]) days from the date of the Forwarder Certificate of Receipt, against the documents specified in Section 5(a) of Exhibit X of the Main Agreement;

5.1.2.2.
    [***]%        of the Purchase Price  will be payable [***] ([***]) days from the date of the Forwarder Certificate of Receipt if a Final Acceptance Certificate of the Plant is issued by the Buyer by such time (upon presenting the documents specified in Section 5(a) of Exhibit X of the Main Agreement and the Final Acceptance Certificate of the Machinery), and, if a Final Acceptance Certificate of the Machinery was not made by such time  – payable within [***] days (upon presenting the documents specified in Section 5(a) of Exhibit X of the Main Agreement);

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

It is hereby clarified that the above payment under the Forwarder Certificate of Receipt shall not be considered as Buyer's confirmation that Seller's undertakings under this Addendum and the Main Agreement were met.

6.	Tests.

6.1.
Supplier shall manage, operate and be responsible for the Installation and the Cold Tests, the Hot Start-up Test and the Performance Test (the "Tests") of the Machinery, for no additional consideration, in accordance with the terms and conditions herein and of the Main Agreement.

6.2.
It is hereby clarified that the time schedule for the Tests and the Plant Delivery Completion Date of the Machinery as set forth in Addendum No. 1 of the Main Agreement dated July 4th, 2013  (i.e., the delivery schedule for the Xolar machines) shall not be delayed or otherwise affected by this Addendum No. 2 and its performance, and the Machinery as it is defined in Addendum No. 1 shall be installed and fully operated at the dates set forth in Addendum No. 1 with not change.

6.3.	During the Installation and the Cold Test at least one of Breton's electricians and one of Breton's technicians will be present at Buyer's premises to conduct the Installation and the Cold Test.

During the Hot Start-up Test and the Performance Test at least one of Breton's representatives will be present at Buyer's premises to conduct the Hot Start-up Test and the Performance Test.

6.4.
Buyer shall also pay for the expenses during the above activities, as per article 4.1 (4)(a) –(d) in Exhibit “I” of the Main Agreement, against valid receipts and invoices which shall be provided to Buyer.

Notwithstanding the above, Section 4b) of Exhibit I of the Main Agreement, will be amended with respect to the supply and installation of the Machinery under this Addendum No. 2 so that Buyer shall not pay directly any boarding expense of Seller's technicians. Instead, Seller shall be entitled for NIS [***] per a working day and NIS [***] per a non-working day  per each of Seller's technician during his\her stay in Israel for the provision of the Services under the Agreement (lunch during working days shall be provided to Seller's technician at Buyer’s canteen at Buyer’s factory). At the end of each calendar month Seller shall invoice the Buyer for such expenses. Buyer shall pay Seller such amount within [***] calendar days of receipt of the invoice.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

7.
All other terms and conditions with respect to the Machinery, such as Supplier General Warranty, Insurance, Training and liabilities and obligations of the parties, will be, mutatis mutandis, in accordance with the terms and conditions of the Main Agreement with respect to the Bar-Lev Plant.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date:

CAESARSTONE SDOT-YAM LTD. Name: Yos Shiran Title: CEO	BRETON S.P.A. Name:Crestani Giancarlo Title: Director

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

Exhibit I

Equipment list, Specifications and Guaranteed Performance Test Figures

A.	[***]

[***]

Pos.	E6)	[***] [***]

Pos.	E7)	[***] [***]

Distinguishing features:

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

7/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

[***]:
[***][***]
[***][***]
[***][***]
[***][***]
[***][***]
[***][***]
[***][***]
[***][***]

▪	[***]
▪	[***]
▪	[***]
▪	[***]
▪	[***]
▪	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

8/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

[***][***]
[***][***]

[***]
[***]	mm	[***]
[***]	mm	[***]
[***]	mm	[***]
[***]	mm	[***]
[***]	n.	[***]
[***]	n.	[***]
[***]	kW	[***]
[***]	kW	[***]
[***]	kW	[***]
[***]	m/min	[***]
[***]	mm	[***]
[***]
[***]

-	[***]

-	[***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

9/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

Pos.	E8)	n. [***] [***]

Pos.	E9)	n. [***] [***]

Pos.	E10)	n. [***] [***]

Pos.	E11)	n. [***] [***]

Pos.	E12)	n. [***] [***]

Pos.	E13)	n. [***] [***]

[***]:

•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
•	[***]
[***]:
[***][***]
[***][***]
[***][***]
[***][***]
[***][***]
[***][***]
[***][***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

10/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

  [***][***]
  [***][***]
  [***][***]
♦
♦	[***]
♦	[***]
♦	[***]
♦	[***]
♦	[***]

  [***]
♦	[***]
♦	[***]
♦	[***]
♦	[***]
♦
[***]
[***]	mm	[***]
[***]	mm	[***]
[***]	mm	[***]
[***]	mm	[***]
[***]	n.	[***]
[***]	n.	[***]
[***]	kW	[***]
[***]	kW	[***]
[***]	kW	[***]
[***]	m/min	[***]
[***]	mm	[***]
[***]
[***]

-	[***]

-	[***]

Pos.	E14)	n. [***] [***]

Pos.	E15)	n. [***] [***]

Pos.	E16)	n. [***] [***]

Pos.	E17)	n. [***] [***]

Pos.	E18)	n. [***] [***]

Pos.	E19)	n. [***] [***]

Pos.	E20)	n. [***] [***]

Pos.	E21)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

11/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

Pos.	E22)	n. [***] [***]

Pos.	E23)	n. [***] [***]

Pos.	E24)	n. [***] [***]

Pos.	E25)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

12/14

ADDENDUM NO 2 DATED October 4th 2013 TO PURCHASE AGREEMENT – BRETON – CAESARSTONE Nr. IS-110/12 dated October 18th 2012

Protection barriers

❑	The machines composing the Group “E” must be bounded with protection barriers, in conformity with the regulations in force in the Country where the plant has to be installed.

❒	Breton machines comply with the “Essential safety and health requirements as for the design and construction of machines and safety components” provided by the 200/42/CE Directives.

Therefore, the machines come equipped with the following protections:

➢	metallic barriers, fixed to the ground, 140 or 200 cm in height;
➢	photoelectric barriers with safety photoelectric cells;
➢	access doors with key switches to stop the machines.

Moreover Breton machines comply with the instructions coming from the following directives:
-	EMC directive 89/336 CEE and its following amendment;
-	LVE directive 73/23 CEE and its following amendment;
-	Directive ATEX 94/9 CE.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

13/14

B.	SPECIFICATIONS

The above two calibrating machines model [***] are able to process quartz-resin slabs with dimensions up to [***]x[***]cm and finished thickness from [***] mm up to [***] mm.

The rough slabs in the entrance of the first above machine shall have:

-	a rough thickness not higher than [***] mm of the finished thickness of the polished slabs.

CAESARSTONE SDOT-YAM LTD. Name: Title:	BRETON S.P.A. Name:Crestani Giancarlo Title: Director

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.
14/14